EXHIBIT 10.71

CONSENT AND SIXTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT

     This CONSENT AND SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of this 23rd day of September, 2003, by and among ACTION PERFORMANCE COMPANIES, INC., (the “Company”); each of RACING COLLECTABLES CLUB OF AMERICA, INC. (“Racing Club”), ACTION RACING COLLECTABLES, INC. (“Action Racing”), ACTION SPORTS IMAGE, L.L.C., (“Action Sports”), JEFF HAMILTON COLLECTION, INC. (“JH”), MCARTHUR TOWEL AND SPORTS, INC. (“McArthur”), TREVCO TRADING CORP. (“Trevco”) and FUNLINE MERCHANDISE COMPANY., INC. (“Funline”) (each of Racing Club, Action Racing, Action Sports, JH, McArthur, Trevco and Funline being referred to herein individually as a “Borrower” and collectively as “Borrowers”); the Subsidiary Guarantors signatory hereto (together with the Company and Borrowers, each an “Obligor” and together “Obligors”); and BANK ONE, NA (in its individual capacity, “Bank One”), for itself as a Lender and as Agent for any other Lender. Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Loan Agreement (as hereinafter defined).

RECITALS

     A.     Bank One, as Agent and sole Lender, and Obligors (excluding Funline) are parties to that certain Loan and Security Agreement dated as of September 29, 2000 (as heretofore amended, the “Loan Agreement”).

     B.     Pursuant to a Stock Purchase Agreement dated as of September 22, 2003 (the “Funline Acquisition Agreement” and, together with all other agreements and documents executed and delivered pursuant thereto, the “Funline Acquisition Documents”) by and among the Company, Funline and the stockholders of Funline (the “Funline Sellers”), the Company will acquire on the date hereof all of the capital stock of Funline.

     C.     The Obligors have requested that Bank One, as sole Lender, consent to the Funline Acquisition, and Bank One, as sole Lender, is willing to grant such consent.

     D.     The parties have agreed to cause Funline to be joined to the Loan Agreement as a Borrower and to amend certain provisions of the Loan Agreement, upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Consent to Funline Acquisition.

     (a)     Subject to the terms and upon the conditions set forth herein, Lender hereby consents to the consummation of the Funline Acquisition on the date hereof upon the terms set forth in the Funline Acquisition Documents.

     (b)     Borrowers hereby represent and warrant to Bank One, as Agent and sole Lender, that true and correct copies of all material Funline Acquisition Documents have been provided to Agent and that, except as set forth on Schedule A hereto, all of the conditions set forth in subsection 8.3(b) of the Loan Agreement to the consummation of the Funline Acquisition will be satisfied on or prior to the date hereof.

     SECTION 2. Joinder of Funline as Borrower.

     Funline hereby joins in the execution of the Loan Agreement and (i) hereby agrees that it is a Borrower and an Obligor thereunder and agrees to be bound by all of the terms and provisions thereof and (ii) without limiting the generality of the foregoing, hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under the Collateral, and grants to Agent a right of setoff against the property of such Grantor held by or in transit to Agent or any Lender, in each case to secure the prompt and complete payment, performance and observance of all of the Liabilities, as provided in Section 5 of the Loan Agreement. Funline hereby represents and warrants that the representations and warranties set forth in Section 6 of the Loan Agreement are, with respect to such Person, true and correct as of the date hereof.

     SECTION 3. Amendments to Loan Agreement.

     (a)     Subsection 1.1 of the Loan Agreement is hereby amended by inserting the following new definition in its proper alphabetical order:

“Funline” shall mean Funline Merchandise Co., Inc., a California corporation.

“Sixth Amendment Date” shall mean September 23, 2003.

     (b)     The definition of “Borrowers” contained in subsection 1.1 of the Loan Agreement is hereby amended to read as follows:

“Borrower” shall mean each of Racing Club, Action Racing, Action Sports, Trevco, McArthur, JH and Funline, and “Borrowers” shall mean such Persons, collectively.

     (c)     Subsection 8.3(b)(ii) of the Credit Agreement is hereby amended to read as follows:

(ii) The sum of all amounts paid or payable by Obligors in connection with such acquisitions (including without limitation, purchase price amounts, non-compete payments and transaction costs) shall not exceed (1) $5,000,000 for any such single acquisition or series of related acquisitions and (2) $25,000,000 in the aggregate for all such acquisitions during the period following the Sixth Amendment Date;

     (d)     Subsection 8.18.1 of the Loan Agreement is hereby amended to read as follow:

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8.18.1 Capital Expenditures. Not expend or be committed to expend for Capital Expenditures (including, without limitation, for the acquisition of fixed assets) on a non-cumulative basis in the aggregate more than $35,000,000 during any Fiscal Year.

     SECTION 4. Representations and Warranties of Obligors. To induce Bank One to execute and deliver this Agreement, Obligors jointly and severally represent and warrant that:

     (a)     The execution, delivery and performance by each Obligor of this Agreement have been duly authorized and this Agreement and the Loan Agreement and all other Financing Agreements are legal, valid and binding obligations of each Obligor, enforceable against each Obligor in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

     (b)     No Unmatured Default or Default has occurred and is continuing and each of the representations and warranties contained in the Loan Agreement and the other Financing Agreements is true and correct in all material respects on and as of the date hereof as if made on the date hereof.

     SECTION 5. Reference to and Effect Upon the Loan Agreement.

     (a)     Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Loan Agreement or any other Financing Agreement, and all rights of Agent and Lenders and all Liabilities of Obligors thereunder, shall remain in full force and effect. Obligors hereby confirm that the Loan Agreement and the other Financing Agreements are in full force and effect and that no Obligor has any defense, setoff or counterclaim to the Liabilities under the Loan Agreement or any other Financing Agreement.

     (b)     Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement and any waivers set forth herein shall not directly or indirectly (i) constitute a waiver of any past, present or future violations of any provisions of the Loan Agreement or any other Financing Agreement, (ii) amend, modify or operate as a waiver of any provision of the Loan Agreement or any other Financing Agreement or any right, power or remedy of Agent or any Lender thereunder, or (iii) constitute a course of dealing or other basis for altering any Liabilities of any Obligor under the Financing Agreements or any other contract or instrument.

     (c)     This Agreement shall constitute a Financing Agreement.

     SECTION 6. Costs and Expenses. Obligors jointly and severally agree to promptly reimburse Bank One on demand for all fees, costs and expenses (including the fees, costs and expenses of counsel retained by Bank One) in connection with the negotiation, preparation and consummation of this Agreement and the transactions contemplated hereby and thereby.

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     SECTION 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ARIZONA.

     SECTION 8. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

     SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission a signature page of this Agreement signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Agreement.

     SECTION 10. Effectiveness. This Agreement shall become effective at the time Agent shall have received sufficient copies of the following documents, all in form and substance satisfactory to Agent:

     (a)     Agreement. Executed signature pages to this Agreement signed by Obligors.

     (b)     Funline Acquisition Documents. Executed or conformed copies of all material Funline Acquisition Documents.

     (c)     Articles of Incorporation and By-Laws. Certified copies of the Articles of Incorporation and By-Laws of Funline, in each case as in effect on the date hereof.

     (d)     Good Standing Certificates. A certificate of good standing for Funline from such Obligor’s jurisdiction of incorporation or formation.

     (e)     Resolutions. Copies, certified by the Secretary or Assistant Secretary of each Obligor, of resolutions of its Board of Directors (or other governing body of such Obligor, if applicable) authorizing the execution of this Agreement and the other Financing Agreements (if any) delivered herewith by such Obligor.

     (f)     Joinder to Company Pledge Agreement. A Joinder to Company Pledge Agreement pledging to Agent, for the benefit of Lenders, all of the capital stock of Funline, together with certificates evidencing such shares of capital stock and stock powers duly executed in blank by Borrower.

     (g)     Replacement Revolving Note. A replacement Revolving Note from Borrowers payable to the order of Bank One.

     (h)     UCC Financing Statements. UCC-1 financing statements filed in favor of Agent against Funline with the Secretary of State of the State of California.

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     (i)     Patent and Trademark Security Agreements. Patent and Trademark Security Agreements executed by Funline.

     (j)     Addenda to Schedules to Loan Agreement. Addenda to Schedules 6.1 (Jurisdictions of Organization and Qualification), 6.8 (Corporate or Fictitious Names), 6.12 (Subsidiaries), 6.20 (Capitalization), 6.22 (Bank Accounts) and 6.25 (Insurance) to the Loan Agreement reflecting information for Funline, certified by Borrower Representative.

     (k)     Insurance Policies. Certificates of insurance summarizing all insurance coverages maintained by Funline, together with lenders’ loss payable endorsements in favor of Agent and endorsements to all liability polices naming Agent and Lenders as additional insureds.

     (l)     Payoff of Existing Indebtedness. Written evidence satisfactory to Agent that the Business Loan Agreement dated as of December 16, 2002 between Funline and East West Bank has been terminated and that all Indebtedness and other liabilities thereunder have been paid in full and all Liens securing such Indebtedness have been terminated.

     (m)     Other Information. Such other information and documents as Agent shall request.

[confirm whether we will request landlord waivers from landlord of properties leased by Funline.]

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             IN WITNESS WHEREOF, this Agreement has been duly executed as of the date and year first above written.

ACTION PERFORMANCE COMPANIES, INC., as Borrower Representative and an Obligor

By:	/s/ R. David Martin

Title:	Chief Financial Officer

RACING COLLECTABLES CLUB OF AMERICA, INC., as a Borrower

By:	/s/ R. David Martin

Title:	Chief Financial Officer

ACTION RACING COLLECTABLES, INC., as a Borrower

By:	/s/ R. David Martin

Title:	Chief Financial Officer

ACTION SPORTS IMAGE, L.L.C., as a Borrower

By:	/s/ R. David Martin

Title:	Chief Financial Officer

JH ACQUISITION, INC., as a Borrower

By:	/s/ R. David Martin

Title:	Chief Financial Officer

MCARTHUR TOWEL AND SPORTS, INC., as a Borrower

By:	/s/ R. David Martin

Title:	Chief Financial Officer

TREVCO TRADING CORP., as a Borrower

By:	/s/ R. David Martin

Title:	Chief Financial Officer

FUNLINE MERCHANDISE COMPANY, INC., as a Borrower

By:	/s/ R. David Martin

Title:	Chief Financial Officer

AW ACQUISITION CORP., as a Subsidiary Guarantor

By:	/s/ R. David Martin

Title:	Chief Financial Officer

GORACING.COM, INC., as a Subsidiary Guarantor

By:	/s/ R. David Martin

Title:	Chief Financial Officer

THE FAN CLUB COMPANY, L.L.C., as a Subsidiary Guarantor

By:	/s/ R. David Martin

Title:	Chief Financial Officer

GORACING INTERACTIVE SERVICES, INC., as a Subsidiary Guarantor

By:	/s/ R. David Martin

Title:	Chief Financial Officer

ACTION CORPORATE SERVICES, INC., as a Subsidiary Guarantor

By:	/s/ R. David Martin

Title:	Chief Financial Officer

RYP, INC., as a Subsidiary Guarantor

By:	/s/ R. David Martin

Title:	Chief Financial Officer

CREATIVE MARKETING & PROMOTIONS, INC., as a Subsidiary Guarantor

By:	/s/ R. David Martin

Title:	Chief Financial Officer

BANK ONE, NA, as Agent and Lender

By:	/s/ Steven J. Krakoski

Title:	First Vice President

Schedule A

Exceptions to Section (b) Conditions

Trevco Acquisition

The aggregate consideration paid in connection with the Funline Acquisition exceeds the threshold set forth in subsection 8.3(b)(ii).

The Additional Consideration (as defined in the Funline Acquisition Agreement) constitutes “earn-out or similar payment obligations” prohibited under subsection 8.3(b)(i).

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